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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 2001



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      001-15181               04-3363001
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100



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ITEM 5.  OTHER EVENTS

     On October 25, 2001 we announced our intent to offer $200 million principal amount of convertible subordinated notes due 2008. Further information is included in our press release filed as Exhibit 99.1 to this report and incorporated herein by reference.

     On October 26, 2001 we announced that Fairchild Semiconductor Corporation, a wholly owned subsidiary, has agreed to privately place $200 million aggregate principal amount of 5.0% convertible senior subordinated notes due 2008 with a conversion price of $30.00 per share. Further information is included in our press release filed as Exhibit 99.2 to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c) Exhibits

        99.1     Press Release dated October 25, 2001

        99.2     Press Release dated October 26, 2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Fairchild Semiconductor International, Inc.


Date:  October 26, 2001              By: /s/ David A. Henry
                                        ----------------------------------------
                                        David A. Henry
                                        Vice President, Corporate Controller
                                        (Principal Accounting Officer and
                                        Duly Authorized Officer)